SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2005

GENVEC, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-24469	23-2705690
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

65 West Watkins Mill Road
Gaithersburg, MD
_______________________________
(Address of principal executive offices)

20878
______________________________
(Zip code)

(240) 632 0740
______________________________
(Registrant's telephone number, including area code)

Not Applicable
______________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2.    Financial Information

Item 2.02     Results of Operations and Financial Condition.

On August 3, 2005, GenVec, Inc. (the “Company”) issued a press release announcing its financial results for the second quarter ended June 30, 2005. The Company's press release is furnished as Exhibit 99.1 hereto.

The information in this section of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

Section 9.     Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits.

                     (c)       Exhibits

                     99.1      Press Release of GenVec, Inc. dated August 3, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GenVec, Inc.

Date: August 3, 2005	By:	/s/ Jeffrey W. Church

Chief Financial Officer, Treasurer & Corporate Secretary